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                                                                   EXHIBIT 10.30


                                 AMENDMENT NO. 2


                  AMENDMENT NO. 2, dated as of December 8, 2000 (this "Amendment"), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 3, 1999, as amended by Consent and Amendment No. 1, dated as of July 12, 2000 (the "Agreement"), among HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties to such Agreement (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder and co-lead arranger (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as syndication agent for the Lenders thereunder and co-lead arranger, MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as co-documentation agent for the Lenders thereunder and DRESDNER BANK AG, as co-documentation agent and European Swing Line Administrator for the Lenders.



                              W I T N E S S E T H :

                  WHEREAS, the Borrower has requested, and upon this Amendment becoming effective the Lenders shall have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                            SECTION I. DEFINED TERMS

                  1.1. Definitions. Unless otherwise defined herein, capitalized terms are used herein as defined in the Agreement.

                             SECTION II. AMENDMENTS

                  2.1. Amendment to Subsection 1.1. Subsection 1.1 of the Agreement is hereby amended by inserting, in proper alphabetical order therein, the following new definition:

                  "Senior Leverage Ratio": as of the end of each fiscal quarter of the Borrower, with respect to the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Total Indebtedness on such date (provided that, for purposes of this definition, Total Indebtedness shall include Indebtedness described in clause (g) of the definition of such term only to the extent that the aggregate Dollar Equivalent Amount thereof exceeds $250,0000,000) minus the aggregate principal amount of the Senior Subordinated Notes outstanding on such date to (b) EBITDA for the twelve month period ending on such date.

                  2.2. Amendment to Subsection 1.1. Subsection 1.1 of the Agreement is hereby amended by (i) deleting therefrom the existing definition of "Capital Expenditure" and (ii) inserting, in lieu thereof, the following new definition of "Capital Expenditure":

                  "Capital Expenditure": any expenditure, other than pursuant to subsection 8.9, in respect of the purchase or other acquisition of fixed or capital assets, or the purchase or other acquisition of equipment, inventory (other than the purchase or other acquisition of







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         raw materials and other goods in the ordinary course of business), receivables, intellectual property and other assets related thereto.

                  2.3. Amendment to Subsection 5.2. Subsection 5.2 of the Agreement is hereby amended by (i) deleting "January 31, 1998" where it appears therein and inserting, in lieu thereof, "July 31, 2000" and (ii) inserting at the end of the first sentence thereof, before the period mark, the following:

                  "provided, however, that no Material Adverse Effect shall be deemed to have occurred based in whole or in part on any development or event reflected in or contemplated by the Borrower's financial and other information and projections, dated November 29, 2000 that were delivered to the Lenders on or about November 29, 2000.

                  2.4. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Agreement is hereby amended by (i) deleting therefrom the table of Leverage Ratios and (ii) inserting, in lieu thereof, the following table of Leverage
Ratios:

                  Fiscal Quarter                              Leverage Ratio
                  --------------                              --------------
                  1999                   1st                  5.50 to 1.00
                                         2nd                  5.50 to 1.00
                                         3rd                  5.25 to 1.00
                                         4th                  5.25 to 1.00

                  2000                   1st                  5.00 to 1.00
                                         2nd                  5.00 to 1.00
                                         3rd                  4.75 to 1.00
                                         4th                  5.25 to 1.00

                  2001                   1st                  5.50 to 1.00
                                         2nd                  5.50 to 1.00
                                         3rd                  5.50 to 1.00
                                         4th                  5.25 to 1.00

                  2002                   1st                  5.25 to 1.00
                                         2nd                  5.25 to 1.00
                                         3rd                  5.15 to 1.00
                                         4th                  4.85 to 1.00

                  2003                   1st                  4.75 to 1.00
                                         2nd                  4.65 to 1.00
                                         3rd                  4.35 to 1.00
                                         4th                  4.10 to 1.00



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                  Fiscal Quarter                              Leverage Ratio
                  --------------                              --------------

                  2004                   1st                  3.90 to 1.00
                                         2nd                  3.90 to 1.00
                                         3rd                  3.75 to 1.00
                                         4th                  3.50 to 1.00

                  2.5. Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Agreement is hereby amended by (i) deleting therefrom the table of Interest Coverage Ratios and (ii) inserting, in lieu thereof, the following table of Interest Coverage Ratios:

                  Fiscal Quarter                        Interest Coverage Ratio
                  --------------                        -----------------------

                  1999                   1st                  2.00 to 1.00
                                         2nd                  2.00 to 1.00
                                         3rd                  2.00 to 1.00
                                         4th                  2.00 to 1.00

                  2000                   1st                  2.00 to 1.00
                                         2nd                  2.00 to 1.00
                                         3rd                  2.25 to 1.00
                                         4th                  2.00 to 1.00

                  2001                   1st                  1.85 to 1.00
                                         2nd                  1.85 to 1.00
                                         3rd                  1.85 to 1.00
                                         4th                  1.85 to 1.00

                  2002                   1st                  1.90 to 1.00
                                         2nd                  1.90 to 1.00
                                         3rd                  1.95 to 1.00
                                         4th                  2.00 to 1.00

                  2003                   1st                  2.10 to 1.00
                                         2nd                  2.20 to 1.00
                                         3rd                  2.25 to 1.00
                                         4th                  2.25 to 1.00

                  2004                   1st                  2.50 to 1.00
                                         2nd                  2.50 to 1.00
                                         3rd                  2.50 to 1.00
                                         4th                  2.50 to 1.00





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                  2.6. Amendment to Subsection 8.1(c). Subsection 8.1(c) of the
Agreement is hereby amended by (i) deleting therefrom the table of Fixed Charge Coverage Ratios and (ii) inserting, in lieu thereof, the following table of Fixed Charge Coverage Ratios:

                  Fiscal Quarter                     Fixed Charge Coverage Ratio
                  --------------                     ---------------------------

                  1999                   1st                  1.00 to 1.00
                                         2nd                  1.00 to 1.00
                                         3rd                  1.00 to 1.00
                                         4th                  1.00 to 1.00

                  2000                   1st                  1.00 to 1.00
                                         2nd                  1.00 to 1.00
                                         3rd                  1.05 to 1.00
                                         4th                   .85 to 1.00

                  2001                   1st                   .75 to 1.00
                                         2nd                   .75 to 1.00
                                         3rd                   .75 to 1.00
                                         4th                   .80 to 1.00

                  2002                   1st                   .80 to 1.00
                                         2nd                   .80 to 1.00
                                         3rd                   .80 to 1.00
                                         4th                   .80 to 1.00

                  2003                   1st                   .85 to 1.00
                                         2nd                   .85 to 1.00
                                         3rd                   .90 to 1.00
                                         4th                   .90 to 1.00

                  2004                   1st                  1.00 to 1.00
                                         2nd                  1.00 to 1.00
                                         3rd                  1.00 to 1.00
                                         4th                  1.00 to 1.00



Amendment to Subsection 8.1. Subsection 8.1 of the Agreement is hereby amended by inserting therein the following new subsection (d):

                  (d) Senior Leverage Ratio. Permit the Senior Leverage Ratio as
            of the end of any fiscal quarter of the Borrower to be greater than
            3.00 to 1.00.

                  2.7. Amendment to Subsection 8.2(k). Subsection 8.2(k) of the Agreement is hereby amended by (i) deleting "Dollar" from the first line thereof and (ii) adding after "$400,000,000" the following:





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                  "(or in the case of any Indebtedness issued in a currency
                  other than Dollars, the Dollar Equivalent Amount thereof as determined by the Administrative Agent on the date of issuance)"

                  2.8. Amendment to Subsection 8.8. Subsection 8.8 of the Agreement is hereby amended by (i) deleting "Reserved" and (ii) inserting, in lieu thereof, the following:

                  8.8. Limitation on Capital Expenditures. Make any Capital Expenditure except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any of the test periods set forth below, the amount set forth opposite such test period set forth below:

              Test Period                                     Amount
              -----------                                 --------------

         February 1, 2000 - January 31, 2001                $170,000,000
         February 1, 2001 - January 31, 2002                 170,000,000
         February 1, 2002 - January 31, 2003                 175,000,000
         February 1, 2003 - January 31, 2004                 190,000,000
         February 1, 2004 - January 31, 2005                 190,000,000

                  2.9. Amendment to Subsection 8.9(e). Subsection 8.9(e) of the Agreement is hereby amended by (i) deleting such subsection in its entirety and
(ii) inserting, in lieu thereof, the following:

                  "(e) (Reserved)"

                  2.10. Amendment to Schedule B. Schedule B of the Agreement is hereby amended by (i) deleting in its entirety the table of Applicable Margins and Applicable Commitment Fee Rates and (ii) inserting, in lieu thereof, the following table of Applicable Margins and Applicable Commitment Fee Rates:

                                                                   APPLICABLE MARGIN
                                                                                                 APPLICABLE
                                                                                 BASE RATE       COMMITMENT
LEVERAGE RATIO                                                LIBOR SPREAD        SPREAD          FEE RATE
--------------                                                ------------       ---------      -----------
Greater than or equal to 5.250 to 1                              3.25%            1.75%            .50%
Less than 5.250 to 1 but greater than or equal to 4.750
to 1                                                             2.75%            1.25%            .50%
Less than 4.750 to 1 but greater than or equal to 4.250
to 1                                                             2.50%            1.00%           .425%
Less than 4.250 to 1 but greater than or equal to 3.750
to 1                                                             2.25%             .75%           .375%
Less than 3.750 to 1 but greater than or equal to 3.250
to 1                                                             1.75%             .25%            .30%
Less than 3.250 to 1                                             1.25%              ---            .30%


                  2.11. Acknowledgment. The Lenders and the Borrower hereby acknowledge and agree that, from and after the Effective Date (as defined below), Section 2.1 of the Consent





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and Amendment No. 1, dated as of July 12, 2000, shall be deemed to be deleted in its entirety and shall have no further force or effect.

                           SECTION III. MISCELLANEOUS

                  3.1. Conditions to Effectiveness of Amendment. This Amendment will become effective (as of the date first set forth above) on the date (the "Effective Date") upon which the Administrative Agent shall have received (a) counterparts hereof, duly executed and delivered by the Borrower, each Guarantor and the Majority Lenders and (b) for the account of each Lender which shall have executed and delivered a counterpart hereof to the Administrative Agent prior to 5:00 P.M., New York City time, on December 8, 2000, a fee in an amount equal to
 .20% of the sum of such Lender's Revolving Credit Commitment and Term Loans outstanding on such date.

                  3.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the date hereof and after giving effect to this Amendment (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof; provided, that each reference to the Agreement therein shall be deemed to be a reference to the Agreement after giving effect to this Amendment.

                  3.3. Continuing Effect. Except as expressly waived or amended hereby, the Agreement shall continue to be and shall remain infull force and effect in accordance with its terms.

                  3.4. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

                  3.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  3.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

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